Melamine Chemicals, Inc.
                                             Exhibit to Form 10-K
                                                            10.23


                     Schedule of Differences
                             between
      Double Trigger Change of Control Severance Agreements

     The  persons  listed   below   have  entered  into  substantially
identical  forms  of  Double  Trigger  Change   of  Control  Severance
Agreements except for the following provision:

Payout of two years:

     Section 6, paragraph (i)(B) reads as follows:

          "the  amount equal to the product of (1)  two  and
          (2) the  sum  of  (x)  the  Employee's Annual Base
          Salary and (y) the Highest Annual Bonus"

     or

Payout of one year:

     Section 6, paragraph (i)(B) reads as follows:

          "the amount equal to the sum of (x) the Employee's
          Annual  Base  Salary  and (y) the  Highest  Annual
          Bonus"

          Employee:                     Two Years or One Year
          ---------                     ---------------------
          Willie P. Arcement                 One Year
          Bryan P. Baldwin                   One Year
          Jerry L. Bass                      One Year
          David E. Best                      One Year
          Charles A. Borne, III              One Year
          Ronald J. Canova                   One Year
          Linda G. Castro                    One Year
          Philip J. Cedotal, Jr.             One Year
          George M. Crews                    One Year
          Luke J. Dipuma                     One Year
          Raymond J. Duet                    One Year
          Michael B. Dunn                    One Year
          Sammy A. Edwards                   One Year
          Paul G. Fortenberry                One Year
          K. Michael Fowler                  One Year
          Gabriel Gautreaux                  One Year
          James E. Hartman                   One Year
          E. Wayne Jones                     One Year
          Robert A. Kumse                    One Year
          Martin F. Lapari                   Two Years
          Wayne P. Martinez                  One Year
          Thomas C. Pettitt                  One Year
          Thad A. Prather                    One Year
          Lesley W. Rhodes                   One Year
          Ronnie M. Rome, Jr.                One Year
          Ronald W. Sessions                 One Year
          Ji Shen                            One Year
          Charles L. Shivers                 One Year
          William A. Sorenson                Two Years
          Gregory A. Taylor                  One Year
          Yin Wang                           One Year
          Chuan-Lan Wen                      One Year
          Israel Williams                    One Year